NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager Small Cap Value Fund

Supplement dated July 11, 2011
to the Summary Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
William W. Priest	Chief Executive Officer, Co-Chief Investment Officer and the cofounder of Epoch	Since April 2004
David N. Pearl	Executive Vice President, Co-Chief Investment Officer and Lead Portfolio Manager	Since April 2004
Michael A. Welhoelter, CFA	Managing Director and Portfolio Manager	Since June 2005
Janet Navon	Managing Director and Co-Portfolio Manager	Since February 2007

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE